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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                   -----------

                                    FORM 8-KA
                                   -----------
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported): September 22, 2006


                        Reliant Home Warranty Corporation
                        ---------------------------------
        (Exact name of small business issuer as specified in its charter)

            Florida                      000-29827              65-0656668
(State or other jurisdiction           (Commission            (IRS Employer
       of Incorporation)               File Number)       Identification Number)



                        350 Bay Street, Suite 250
                        Toronto, Ontario, Canada M5H 2S6
                    (Address of principal executive offices)

                                  416-445-9500
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

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Section 5.        Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Appointment of Principal Officers


Appointment of President and Chairman of Board of Directors
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     This  8-K  filing  corrects  a  misstatement  contained  in  the  Company's
September 21, 2005 8-K filing describing the appointment on August 26, 2005 of Boyd Sousanna as President and Chairman of the Company wherein it was stated that Boyd Sousanna had been a Director of the Company from 2004.

     In fact, Boyd Sousanna was only elected a Director of the Company from March 21, 2005.


     Following is a corrected chronology of Boyd Sousanna's background from 2000 to present:

     o   1997 to present -  President  and CEO of CreditorLife.com Limited
     o   2005 to present - Director of Reliant Home Warranty Corp.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Reliant Home Warranty Corporation

Dated: September 22, 2006               /s/  Boyd Soussana
                                        -------------------------------------
                                        Boyd Soussana, President




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